UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 2, 2016

W&T Offshore, Inc.

(Exact name of registrant as specified in its charter)

1-32414 (Commission File Number)

Texas	72-1121985
(State or other jurisdiction of incorporation)	(I.R.S. Employer Identification No.)

Nine Greenway Plaza, Suite 300

Houston, Texas 77046

(Address of principal executive offices) (Zip Code)

713.626.8525

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition.

On November 2, 2016, W&T Offshore, Inc. (the “Company” or “W&T”) issued a press release reporting on financial and operational results for the third quarter of 2016 and provided guidance for the fourth quarter and full year of 2016. A copy of the press release, dated November 2, 2016, is furnished herewith as Exhibit 99.1.

This information is furnished pursuant to Item 2.02 of Form 8-K and the related Exhibit 99.1 to this report shall not be deemed filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, unless specifically incorporated by reference in a document filed under the Securities Act of 1933, as amended, or the Exchange Act. By filing this report on Form 8-K and furnishing this information, the Company makes no admission as to the materiality of any information in this report that is required to be disclosed solely by Item 2.02.

Item 8.01	Other Events.

In late 2014, Apache Corporation filed a lawsuit against W&T Offshore, Inc., alleging that W&T breached a joint operating agreement (“contract”) related to the abandonment of three deepwater wells in the Mississippi Canyon area of the Gulf of Mexico.  That lawsuit is currently pending in the United States District Court for the Southern District of Texas.  In the suit, Apache contended that W&T failed to pay its proportional share of the costs associated with plugging and abandoning the three wells.  W&T contended that the costs incurred by Apache were excessive and unreasonable.  Apache sought an award of actual damages, interest, court costs, and attorneys’ fees. The case, Apache Corporation v. W&T Offshore, Inc., described in our prior periodic reports, went to the jury on October 31, 2016. On the same date, the jury made the following findings:

1.	W&T failed to comply with the contract by failing to pay its proportionate share of the costs to plug and abandon the MC 674 wells.

2.	The amount of money to compensate Apache for W&T’s failure to pay its proportionate share of the costs to plug and abandon the MC 674 wells was $43.2 million.

3.	The $43.2 million referred to in #2 should be offset by $17.0 million.

4.	Apache acted in bad faith thereby causing W&T to not comply with the contract.

W&T intends to file a motion with the trial court requesting a judgment consistent with the jury’s finding that Apache acted in bad faith thereby causing W&T not to comply with the contract, which W&T asserts bars Apache from recovery for damages under applicable law, and if damages are not barred in their entirety, that any judgment for monetary damages is offset by $17.0 million as determined by the jury.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibit.

Exhibit No.	Description

99.1	Press release dated November 2, 2016.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

W&T OFFSHORE, INC. (Registrant)

Dated: November 2, 2016	By:	/s/ John D. Gibbons
John D. Gibbons
Senior Vice President and Chief Financial Officer